UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of

                           The Securities Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2000



                               CALPINE CORPORATION

                            (A Delaware Corporation)

                        Commission File Number: 033-73160

                  I.R.S. Employer Identification No. 77-0212977




                           50 West San Fernando Street

                           San Jose, California 95113

                            Telephone: (408) 995-5115




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ITEM 5.  OTHER EVENTS

     On March 30, 2000, Calpine Corporation, a Delaware Corporation, announced a 50-megawatt expansion of its 117-megawatt natural gas-fired, cogeneration power plant in Morris, Ill. Calpine also announced it has signed a power sales agreement to deliver approximately 100 megawatts of capacity from the Morris Cogeneration Facility to Commonwealth Edison Company through the end of 2000.

     The Annual Management Incentive Plan provides annual incentive payments based on Calpine's performance to all full-time regular employees of Calpine other than operations and maintenance hourly employees.

     In 1998 and 1999 George Stathakis, a member of the Board of Directors of Calpine, served as a consultant to Calpine pursuant to two separate Consulting Agreements.

     In June 1999, Calpine made an interest free loan to Thomas R. Mason, Executive Vice President of Calpine, secured by a deed of trust on Mr. Mason's residence.

(C)      Exhibits.

     99.0 Press release dated March 30, 2000 announcing 50-megawatt expansion of the Morris, Ill. power plant and a power sales agreement with Commonwealth Edison Company.

     99.1 Calpine Corporation Annual Management Incentive Plan

     99.2 1998 Consulting Contract Between Calpine Corporation and George J. Stathakis

     99.3 1999 Consulting Contract Between Calpine Corporation and George J. Stathakis

     99.4 Thomas R. Mason Promissory Note

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CALPINE CORPORATION

                          By: /s/ Charles B. Clark, Jr.
                              -------------------------
                              Charles B. Clark, Jr.
                          Vice President and Controller
                            Chief Accounting Officer

March 31, 2000






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EXHIBIT 99.0

NEWS RELEASE

                                                           Contact: 408/995-5115
                                    Public Relations:  Katherine  Potter,  X1168
                                        Investor  Relations:  Rick Barraza,X1125

              CALPINE ADDS 50 MEGAWATTS TO MORRIS, ILL. POWER PLANT Company Signs Power Sales Agreement with Commonwealth Edison Company

         (SAN JOSE, CALIF.) March 30, 2000 -- Calpine Corporation [NYSE:CPN], one of the nation's leading independent power companies, today announced a 50-megawatt expansion of its 117-megawatt natural gas-fired, cogeneration power plant in Morris, Ill. Calpine also announced it has signed a power sales agreement to deliver approximately 100 megawatts of capacity from the Morris Cogeneration Facility to Commonwealth Edison Company ("COMED") through the end of 2000. COMED is currently purchasing 50 megawatts of electricity, and, upon completion of the expansion in June 2000, will take the second 50-megawatt segment.

         To increase output, Calpine began installation of a steam turbine in the Morris facility in January 2000. With the steam turbine in place, the facility will operate in a combined-cycle configuration to maximize fuel efficiency, lower operating costs and reduce emissions on a per megawatt basis.

     Calpine purchased an 80 percent interest in the Morris facility through its acquisition of Cogeneration Corporation of America, Inc. in December 1999. The Morris facility is located at Equistar Chemical's Morris, Ill. plant. The majority of the electricity and all of the steam produced from the plant are sold to Equistar Chemicals, L.P. under the terms of a long-term agreement that expires in 2023.

     "Recent disruptions in the electricity markets in the Midwest -- including severe price spikes -- signal the need for new sources of clean, cost-competitive generation," stated Calpine Senior Vice President Diana Naylor. "The Morris expansion will help increase reliability for Equistar and will help meet growing power demand."

     "With a vital product like electricity," continued Naylor, "customers demand the highest quality product at affordable prices. We appreciate COMED's confidence in Calpine's ability to meet their customers' needs."

         Calpine Corporation is a leading independent power company dedicated to providing customers with reliable and competitively priced electricity and thermal energy. Calpine is active in 20 states, with headquarters in San Jose, Calif. and regional offices in Houston, Texas; Pleasanton, Calif.; and Boston, Mass. Calpine currently has approximately 17,000 megawatts of capacity in operation, under construction or in announced development -- enough energy to power approximately 17 million households. The company was founded in 1984 and is publicly traded on the New York Stock Exchange under the symbol CPN.

         This news release discusses certain matters that may be considered "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the intent, belief or current expectations of Calpine Corporation ("the Company") and its management. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve a number of risks and uncertainties that could materially affect actual results such as, but not limited to, (i) changes in government regulations and anticipated deregulation of the electric energy industry; (ii) commercial operations of new plants that may be delayed or prevented because of various development and construction risks, such as a failure to obtain financing and the necessary permits to operate or the failure of third-party contractors to perform their contractual obligations (iii) the assurance that the Company will develop additional plants,
(iv) a competitor's development of a lower-cost generating gas-fired power plant or (v) the risks associated with marketing and selling power from power plants in the newly competitive energy market. Prospective investors are also referred to the other risks identified from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission.



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

EXHIBIT 99.1

                              CALPINE CORPORATION

                        ANNUAL MANAGEMENT INCENTIVE PLAN

I.       Purpose

         The purpose of the Calpine Corporation Annual Management Incentive Plan ("the Plan") is to assist the Calpine Corporation (the "Company") in attracting and retaining the desired management talent, building team effort, recognizing achievement of predetermined business objectives and providing increased performance motivation through established bonus opportunities associated with achieving or exceeding these objectives.

II.      Participation

          All full time regular non-operations and maintenance hourly employees of the Company are eligible to participate in the Plan.

III.     Administration

         The Plan shall be administered by the President of the Company. The President shall have broad authority to interpret the Plan, subject to the following decisions reserved for the Board of Directors of the Company (the "Board"):

          1. The approval of the funding formula discussed in Section IV of this document.

          2. The approval of the amount of aggregate incentive payments made under the Plan in any one year.

          3. Interpretation of the Plan on any matters in which the President is not a disinterested party.

         Any decisions of the President in the interpretation of the Plan may be appealed in writing to the Board. However, all participants agree that any decision of the majority of the Board is final and binding on all parties.

IV.      Funding

         The building block for establishing the bonus funding is target bonuses. A target bonus amount will be communicated to each participant when first hired, expressed as a percentage of his/her base salary. The target bonus amount is that which the Company will be willing to pay if the participant and the Company achieve planned performance objectives.

         The target bonus pool for each bonus year will be equal to the base salaries of all eligible employees times the target bonus percentage established in Section V of this document for each employee level.

         The target performance for the Company will be established by the Board or a committee thereof in December of the year preceding the bonus year. The target performance will consist of two elements:

          - Target profits before taxes for the bonus year, and

          -  Other  targets   including  new  business  booked  and  such  other
          non-objective targets as the Board may establish.

         The maximum bonus pool will be:

                                   Actual Performance Before Taxes
                                   -------------------------------
             Target Bonus Pool x   Target Performance Before Taxes
                                   (Up to a maximum of 2X target bonus pool)

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

         The bonus pool will be:

                                    Actual Performance
                                    ------------------
             Maximum Bonus Pool x   Target Performance

         The actual performance will be determined by the Board in the first quarter after the end of the bonus year based on its judgment of the overall achievement of the Company in meeting/exceeding the target performance. The Board's judgment will be final.

V.       Allocation

         The allocation of the bonus pool to individual participants is based on three factors.

          1. The individual's target bonus amount.

          2. The level of funding of the pool, as described above.

          3. A measure of individual performance.

         A portion of each participant's bonus will be paid at the same level as the funding level. For example, if the funding level is 125 percent of target, a designated portion of each participant's bonus will be paid at 125 percent of target bonus amount. For the President, 100 percent of the target bonus amount will be paid at the same level as the funding level. The balance of each participant's bonus will be based on achievement of individual objectives. The levels of target bonuses and the allocation of the bonus fund for each level is as follows:

         INDIVIDUAL BONUS ALLOCATION FORMULA

                            TARGET      COMPANY           INDIVIDUAL
CLASSIFICATION              BONUS      PERFORMANCE       PERFORMANCE
--------------              ------     -----------       -----------
President                      75%          100%            0%

Sr. Management

     Sr. VP - Bus. Mgmt.       40%           50%            50%
     Sr. VP - Operations       40%           50%            50%
     VP - Bus. Development     30%           50%            50%
     VP - Finance              30%           50%            50%
     VP - Asset Management     30%           50%            50%

Management                     20%           50%            50%

Professional                   15%           50%            50%

Administrative/Technical       10%           50%            50%

Clerical                        5%           50%            50%

VII.     Employment Rights

         The selection of an employee of the Company as a participant will in no way enhance the employee's right to continued employment with Calpine nor limit the Company in its right to terminate or otherwise change the employment relationship with the employee.

VIII.    Governing Law

         The Plan shall be administered in accordance with California law, unless a superseding Federal law is applicable.


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


EXHIBIT 99.2

                               CONSULTING CONTRACT

                                     BETWEEN

                               CALPINE CORPORATION

                                       AND

                               GEORGE J. STATHAKIS








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




                                TABLE OF CONTENTS


                                                         Page

1.       SCOPE OF SERVICES                                  8

2.       TERM                                               8

3.       COMPENSATION                                       8

4.       WARRANTY                                           9

5.       INDEPENDENT CONTRACTOR                             9

6.       INSURANCE                                          9

7.       INDEMNITY                                          9

8.       ASSIGNMENT AND SUBCONTRACTING                     10

9.       CONFIDENTIALITY                                   10

10.      JURISDICTION                                      10

11.      PUBLICATION                                       10

12.      SURVIVAL                                          10

13.      ENTIRE CONTRACT AND AMENDMENTS                    10

14.      BINDING EFFECT                                    11





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




                               CONSULTING CONTRACT

         THIS CONSULTING CONTRACT ("Contract") is made and entered into effective as of the Effective Date, as defined below, between Calpine Corporation, a Delaware corporation, of 50 West San Fernando Street, San Jose, California 95113 ("CALPINE") and GEORGE J. STATHAKIS, 120 Montgomery Street, 13th Floor, San Francisco, California 94104 ("CONSULTANT"), with reference to the following:

         In consideration of the mutual agreements herein contained, it is agreed as follows:

1.       SCOPE OF SERVICES.

        1.1      CONSULTANT agrees to:

          (a) Provide advice and guidance on various management issues to the President and members of his senior staff.

          (b) Provide advice and guidance to CALPINE's Business Development staff with regard to domestic and international business.


2.       TERM

         2.1 This Contract shall commence and be effective as of the day (the "Effective Date") the Board of Directors of CALPINE approve this Contract and last until December 31, 1998, unless earlier terminated pursuant to this Contract or extended by mutual agreement of the parties.

         2.2 Notwithstanding the above, either party may terminate this Contract at any time by giving thirty (30) days written notice to the other party, provided, however, that any payments due and payable upon termination shall be paid.

3.       COMPENSATION

        Compensation to CONSULTANT for services rendered shall be as follows:

         (a) CALPINE will pay CONSULTANT a monthly retainer (the "Retainer") of Five Thousand Dollars ($5,000.00), commencing January 1, 1998, which amount will be payable at the beginning of each month under the Term hereof.

         (b) In addition to the cash compensation stated in (a) above, CALPINE will grant to CONSULTANT ten thousand (10,000) stock options under the Calpine Corporation 1996 Stock Incentive Plan. The grant will be effective January 1, 1998; the option price for this grant will be the fair market value of Calpine Corporation stock at the close of business on the effective date of the grant. The options will be 25% vested on the effective date of the grant, and the balance will vest 25% on April 1, 1998, July 1, 1998 and October 1, 1998.

         (c)      In  addition  to  the  above,   CALPINE  agrees  to  reimburse
                  CONSULTANT for all travel and other actual out-of-pocket expenses incurred in support of this Contract. Such expenses will not be incurred by CONSULTANT without prior approval of CALPINE. CONSULTANT shall furnish copies of all receipts with invoices for expenses incurred in support of this Contract.

4.       WARRANTY

         CONSULTANT assumes professional and technical responsibility for performance of Services to be provided hereunder in accordance with recognized professional standards. If within one year following completion of the Services, the Services fail to meet the aforesaid standards, and CALPINE promptly advises CONSULTANT in writing, CONSULTANT agrees to reperform deficient Services without charge to CALPINE up to a maximum amount equivalent to the compensation received for the deficient Services rendered.

5.       INDEPENDENT CONTRACTOR

         5.1 CONSULTANT acknowledges and agrees that it enters into this Contract as an independent contractor. Under no circumstances shall CONSULTANT look to CALPINE as its employer, nor as a partner, agent or principal. CONSULTANT shall not be entitled to any benefits accorded to CALPINE's employees including, without limitation, workers compensation, disability insurance, and vacation or sick pay. CONSULTANT shall be responsible for providing, at its expense and in its name, disability, workers' compensation or other insurance as well as licenses and permits usual or necessary for conducting the Services hereunder.

         5.2 CONSULTANT shall pay, when and as due, any and all taxes incurred as a result of CONSULTANT's compensation hereunder, including estimated taxes. CONSULTANT hereby indemnifies CALPINE for any claims, lost costs, fees, liabilities, damages or injuries suffered by CALPINE arising out of CONSULTANT's breach of this section.

         5.3 CONSULTANT represents that he or she has the qualifications and ability to perform the Services in a professional manner, without the advice, control or supervision of CALPINE. CONSULTANT shall be solely responsible for the professional performance of the Services, and shall receive no assistance, direction or control from CALPINE. CONSULTANT shall have sole discretion and control of its work and the manner in which it is performed.

6.       INSURANCE

         6.1 CONSULTANT shall maintain in full force and effect during the term of this Contract, the insurance described below, as well as such other insurance as deemed reasonably necessary by CALPINE to insure the services performed hereunder.

                  6.1.1 Automobile liability insurance covering owned, non-owned and hired automobiles for a combined single limit of $100,000/$300,000 for bodily injury and property damage.

         6.2 CONSULTANT shall, upon request, furnish certificates showing that the above insurance will be in effect during the term of this Contract and shall specify that CALPINE must be given, in writing, thirty (30) days notice of cancellation, termination, or alternation of the policies evidenced by certificates. It is acknowledged, understood and agreed that no payment shall be due from CALPINE under this Contract at any time when CONSULTANT is not in full compliance with this provision dealing with insurance.

7.       INDEMNITY

         7.1 CALPINE agrees to indemnify CONSULTANT and hold him harmless against any claim by any person that CONSULTANT's performance arising from or in connection with CONSULTANT's relationship with CALPINE renders CONSULTANT liable to such person, and against any losses or damages suffered by CALPINE and its affiliates as a result of any such claim (including legal fees and expenses); provided, however, that such indemnity will not extend to any action taken or omitted by CONSULTANT as a result of gross negligence or willful misconduct.

         7.2 CONSULTANT shall not be liable for any consequential or indirect damages occurring as a result of any recommendation, opinion or advice given by CONSULTANT, or from any implementation of CONSULTANT's recommendations by CALPINE, or from any other services performed hereunder by CONSULTANT for CALPINE.

8.       ASSIGNMENT AND SUBCONTRACTING

         CONSULTANT shall not have the right to assign this Contract or subcontract any of the work without the prior written consent of CALPINE. CONSULTANT shall supervise all work subcontracted by CONSULTANT in performing the Services and shall be responsible for all work performed by a subcontractor as if CONSULTANT itself had performed such work. The assignment or subcontracting of any work to subcontractors shall not relieve CONSULTANT from any of its obligations under this Contract with respect to the Services.

9.       CONFIDENTIALITY

         All data, information, work papers, technology and reports furnished or disclosed by CALPINE to CONSULTANT or its personnel in the course of performing the Services ("Information") are and shall remain the sole property of CALPINE and shall be kept confidential by CONSULTANT, and shall be delivered over to CALPINE at CALPINE's request. CONSULTANT agrees not to divulge all or any part of the Information to third parties, without the prior written consent of CALPINE, unless:

         (a) The Information is known to CONSULTANT prior to obtaining the same from CALPINE;

         (b) The Information is, at the time of disclosure by CONSULTANT, then in the public domain; or

         (c) The Information is obtained by CONSULTANT from a third party who did not receive same, directly or indirectly, from CALPINE and who has no obligation of secrecy with respect thereto.

         CONSULTANT further agrees that it will not, without the prior written consent of CALPINE, disclose to any third party any of such Information developed or obtained by CONSULTANT in the performance of this Contract. If so requested by CALPINE, CONSULTANT further agrees to require its employees to execute a nondisclosure agreement prior to performing Services under this Contract.

10.      JURISDICTION

         This Contract shall be governed by and be construed in accordance with the laws of the State of California.

11.      PUBLICATION

         CONSULTANT shall not use CALPINE's name or trademarks, photographs or otherwise claim any affiliation with CALPINE in any publication or public forum without obtaining prior written approval from CALPINE.

12.      SURVIVAL

         The rights and obligations of the parties, which, by their nature, are normally intended to survive the termination or completion of this Contract shall remain in full force and effect following termination of this Contract for any reason.

13.      ENTIRE CONTRACT AND AMENDMENTS

     This Contract, together with Exhibits and Schedules, if any, attached hereto, all of which are incorporated herein as part of this Contract by this reference, and together with all purchase orders, contain the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment to this Contract or to any purchase order shall be binding upon either party hereto, unless it is in writing and executed on behalf of each party hereto by a duly authorized representative and expressly specified as such.

14.  BINDING EFFECT

     This Contract shall be binding upon and inure to the benefit of the parties hereto, and to their successors and permitted assigns.

     IN WITNESS WHEREOF, this Contract is executed effective as of the day and year first above written.

CALPINE:                                    CONSULTANT:

CALPINE CORPORATION                         GEORGE J. STATHAKIS



By:                                         By:
         ------------------------                ------------------------

Title:   Executive Vice President           Title:
         ------------------------                ------------------------

Date:                                       Date:
         ------------------------                ------------------------

EXHIBIT 99.3

                               CONSULTING CONTRACT

                                     BETWEEN

                               CALPINE CORPORATION

                                       AND

                               GEORGE J. STATHAKIS

                                TABLE OF CONTENTS

                                                            Page

1.       SCOPE OF SERVICES                                   14

2.       TERM                                                14

3.       COMPENSATION                                        14

4.       WARRANTY                                            15

5.       INDEPENDENT CONTRACTOR                              15

6.       INSURANCE                                           15

7.       INDEMNITY                                           15

8.       ASSIGNMENT AND SUBCONTRACTING                       16

9.       CONFIDENTIALITY                                     16

10.      JURISDICTION                                        16

11.      PUBLICATION                                         16

12.      SURVIVAL                                            16

13.      ENTIRE CONTRACT AND AMENDMENTS                      17

14.      BINDING EFFECT                                      17

                               CONSULTING CONTRACT

         THIS CONSULTING CONTRACT ("Contract") is made and entered into effective as of the Effective Date, as defined below, between Calpine Corporation, a Delaware corporation, of 50 West San Fernando Street, San Jose, California 95113 ("CALPINE") and GEORGE J. STATHAKIS, 120 Montgomery Street, 13th Floor, San Francisco, California 94104 ("CONSULTANT"), with reference to the following:

         In consideration of the mutual agreements herein contained, it is agreed as follows:

1.       SCOPE OF SERVICES

         1.1      CONSULTANT agrees to:

          (a) Provide advice and guidance on various management issues to the President and members of his senior staff.


2.       TERM

         2.1 This Contract shall commence and be effective as of the day (the "Effective Date") the Board of Directors of CALPINE approve this Contract and last until December 31, 1999, unless earlier terminated pursuant to this Contract or extended by mutual agreement of the parties.

         2.2 Notwithstanding the above, either party may terminate this Contract at any time by giving thirty (30) days written notice to the other party, provided, however, that any payments due and payable upon termination shall be paid.

3.       COMPENSATION

         Compensation to CONSULTANT for services rendered shall be as follows:

         (a) CALPINE will pay CONSULTANT a monthly retainer (the "Retainer") of Five Thousand Dollars ($5,000.00), commencing January 1, 1999, which amount will be payable at the beginning of each month under the Term hereof.

         (b) In addition to the cash compensation stated in (a) above, CALPINE will grant to CONSULTANT ten thousand (10,000) stock options under the Calpine Corporation 1996 Stock Incentive Plan. The grant will be effective January 1, 1999; the option price for this grant will be the fair market value of Calpine Corporation stock at the close of business on the effective date of the grant. The options will be 25% vested on the effective date of the grant, and the balance will vest 25% on April 1, 1999, July 1, 1999 and October 1, 1999.

         (c)      In  addition  to  the  above,   CALPINE  agrees  to  reimburse
                  CONSULTANT for all travel and other actual out-of-pocket expenses incurred in support of this Contract. Such expenses will not be incurred by CONSULTANT without prior approval of CALPINE. CONSULTANT shall furnish copies of all receipts with invoices for expenses incurred in support of this Contract.

4.       WARRANTY

         CONSULTANT assumes professional and technical responsibility for performance of Services to be provided hereunder in accordance with recognized professional standards. If within one year following completion of the Services, the Services fail to meet the aforesaid standards, and CALPINE promptly advises CONSULTANT in writing, CONSULTANT agrees to reperform deficient Services without charge to CALPINE up to a maximum amount equivalent to the compensation received for the deficient Services rendered.

5.       INDEPENDENT CONTRACTOR

         5.1 CONSULTANT acknowledges and agrees that it enters into this Contract as an independent contractor. Under no circumstances shall CONSULTANT look to CALPINE as its employer, nor as a partner, agent or principal. CONSULTANT shall not be entitled to any benefits accorded to CALPINE's employees including, without limitation, workers compensation, disability insurance, and vacation or sick pay. CONSULTANT shall be responsible for providing, at its expense and in its name, disability, workers' compensation or other insurance as well as licenses and permits usual or necessary for conducting the Services hereunder.

         5.2 CONSULTANT shall pay, when and as due, any and all taxes incurred as a result of CONSULTANT's compensation hereunder, including estimated taxes. CONSULTANT hereby indemnifies CALPINE for any claims, lost costs, fees, liabilities, damages or injuries suffered by CALPINE arising out of CONSULTANT's breach of this section.

         5.3 CONSULTANT represents that he or she has the qualifications and ability to perform the Services in a professional manner, without the advice, control or supervision of CALPINE. CONSULTANT shall be solely responsible for the professional performance of the Services, and shall receive no assistance, direction or control from CALPINE. CONSULTANT shall have sole discretion and control of its work and the manner in which it is performed.

6.       INSURANCE

         6.1 CONSULTANT shall maintain in full force and effect during the term of this Contract, the insurance described below, as well as such other insurance as deemed reasonably necessary by CALPINE to insure the services performed hereunder.

                  6.1.1 Automobile liability insurance covering owned, non-owned and hired automobiles for a combined single limit of $100,000/$300,000 for bodily injury and property damage.

         6.2 CONSULTANT shall, upon request, furnish certificates showing that the above insurance will be in effect during the term of this Contract and shall specify that CALPINE must be given, in writing, thirty (30) days notice of cancellation, termination, or alternation of the policies evidenced by certificates. It is acknowledged, understood and agreed that no payment shall be due from CALPINE under this Contract at any time when CONSULTANT is not in full compliance with this provision dealing with insurance.

7.       INDEMNITY

         7.1 CALPINE agrees to indemnify CONSULTANT and hold him harmless against any claim by any person that CONSULTANT's performance arising from or in connection with CONSULTANT's relationship with CALPINE renders CONSULTANT liable to such person, and against any losses or damages suffered by CALPINE and its affiliates as a result of any such claim (including legal fees and expenses); provided, however, that such indemnity will not extend to any action taken or omitted by CONSULTANT as a result of gross negligence or willful misconduct.

         7.2 CONSULTANT shall not be liable for any consequential or indirect damages occurring as a result of any recommendation, opinion or advice given by CONSULTANT, or from any implementation of CONSULTANT's recommendations by CALPINE, or from any other services performed hereunder by CONSULTANT for CALPINE.

8.       ASSIGNMENT AND SUBCONTRACTING

         CONSULTANT shall not have the right to assign this Contract or subcontract any of the work without the prior written consent of CALPINE. CONSULTANT shall supervise all work subcontracted by CONSULTANT in performing the Services and shall be responsible for all work performed by a subcontractor as if CONSULTANT itself had performed such work. The assignment or subcontracting of any work to subcontractors shall not relieve CONSULTANT from any of its obligations under this Contract with respect to the Services.

9.       CONFIDENTIALITY

         All data, information, work papers, technology and reports furnished or disclosed by CALPINE to CONSULTANT or its personnel in the course of performing the Services ("Information") are and shall remain the sole property of CALPINE and shall be kept confidential by CONSULTANT, and shall be delivered over to CALPINE at CALPINE's request. CONSULTANT agrees not to divulge all or any part of the Information to third parties, without the prior written consent of CALPINE, unless:

          (a) The Information is known to CONSULTANT prior to obtaining the same from CALPINE;

          (b) The Information is, at the time of disclosure by CONSULTANT, then in the public domain; or

          (c) The Information is obtained by CONSULTANT from a third party who did not receive same, directly or indirectly, from CALPINE and who has no obligation of secrecy with respect thereto.

         CONSULTANT further agrees that it will not, without the prior written consent of CALPINE, disclose to any third party any of such Information developed or obtained by CONSULTANT in the performance of this Contract. If so requested by CALPINE, CONSULTANT further agrees to require its employees to execute a nondisclosure agreement prior to performing Services under this Contract.

10.      JURISDICTION

         This Contract shall be governed by and be construed in accordance with the laws of the State of California.

11.      PUBLICATION

         CONSULTANT shall not use CALPINE's name or trademarks, photographs or otherwise claim any affiliation with CALPINE in any publication or public forum without obtaining prior written approval from CALPINE.

12.      SURVIVAL

         The rights and obligations of the parties, which, by their nature, are normally intended to survive the termination or completion of this Contract shall remain in full force and effect following termination of this Contract for any reason.

13.      ENTIRE CONTRACT AND AMENDMENTS

          This Contract, together with Exhibits and Schedules, if any, attached hereto, all of which are incorporated herein as part of this Contract by this reference, and together with all purchase orders, contain the entire agreement between the parties hereto with respect to the subject matter hereof. No amendment to this Contract or to any purchase order shall be binding upon either party hereto, unless it is in writing and executed on behalf of each party hereto by a duly authorized representative and expressly specified as such.

14.      BINDING EFFECT

         This Contract shall be binding upon and inure to the benefit of the parties hereto, and to their successors and permitted assigns.

         IN WITNESS WHEREOF, this Contract is executed effective as of the day and year first above written.

CALPINE:                                    CONSULTANT:

CALPINE CORPORATION                         GEORGE J. STATHAKIS



By:                                         By:
         ------------------------                   ------------------------

Title:   Executive Vice President           Title:
         ------------------------                   ------------------------

Date:                                       Date:
         ------------------------                   ------------------------

EXHIBIT 99.4

                    PROMISSORY NOTE SECURED BY DEED OF TRUST

$500,000                                                          June __, 1999
                                                  Santa Clara County, California

          FOR VALUE RECEIVED, the undersigned THOMAS R. MASON ("Employee") and DEBRA J. MASON, husband and wife (together "Maker"), hereby promises to pay to CALPINE CORPORATION, a Delaware corporation, or order ("Payee") at 50 West San Fernando Street, California 95113, Attn.: General Counsel, or at such other place or to such other party as Payee may from time to time designate, on the date that is the fifth (5th) anniversary from the date hereof, the principal sum of FIVE HUNDRED THOUSAND DOLLARS AND 00/100 ($500,000), which amount shall not bear interest, in lawful money of the United States of America and in immediately available funds.

         This Note is secured by that certain Deed of Trust and Assignment of Rents (Modified Long Form Acceleration Clause) of even date herewith (the "Deed of Trust"), encumbering the property commonly known as 55 Starmont Lane, Danville, California 94526 and more particularly described in the Deed of Trust (the "Property").

     (i) Prepayments. Maker reserves the right to prepay the outstanding principal amount of this Note in full or in part at any time during the term of this Note without notice and without premium or penalty.

     (ii) Due on Sale. In the event that the Property or any portion thereof, or any interest therein is sold, agreed to be sold, conveyed or alienated by Maker, by operation of law or otherwise, the outstanding principal amount of this Note, irrespective of the maturity date set forth herein shall, at the option of Holder and without demand or notice, immediately become due and payable.

     (iii) Purpose of Loan, Non-transferability, Use of Loan Proceeds, Certification of Borrower. Employee is acquiring certain real property located in the City of Danville, Contra Costa County, California (the "New Residence"). The New Residence is being acquired in connection with the transfer of Employee to a "new principal place of work" as defined in Internal Revenue Code Section 217(c). This Note and the benefits of the interest arrangements hereunder are not transferable by Maker and are conditioned on the future performance of substantial services by Employee. The proceeds of this Note shall be used only to purchase the New Residence which is the new "principal residence" of Maker within the location of Employee's new principal place of work as such term is described in Treasury Regulation 1.217-2(b)(8). Maker certifies to Payee that Maker reasonably expects to be entitled to, and will itemize, deductions for each year that the loan is outstanding.

     (iv) Events of Default and Remedies. Any one of the following occurrences shall constitute an "Event of Default" under this Note:

                  (a) Maker fails to make payment of the full principal amount of this Note as and when the same becomes due and payable in accordance with the terms hereof.

                  (b) Maker becomes insolvent or bankrupt, commits any act of bankruptcy, generally fails to pay its debts as they become due, becomes the subject of any proceedings or action of any regulatory agency or any court relating to insolvency, or makes an assignment for the benefit of creditors, or enters into any agreement for the composition, extension, or readjustment of all or substantially all of Maker's obligations.

                  (c)  An event of default occurs under the Deed of Trust.

                  (d)  Employee voluntarily resigns from employment with Payee.

                  Upon the occurrence of any Event of Default hereunder, the entire unpaid principal balance, together with all accrued interest of this Note, shall, at the option of the Payee and without notice or demand of any kind to Maker or any other person, immediately become due and payable, and such amount shall, at the option of Holder, bear interest at the rate of ten percent (10%) (the "Default Rate"), until paid, such interest to be compounded annually and Payee shall have and may exercise any and all rights and remedies available to it at law or in equity.

     (v) Attorneys' Fees and Costs. Maker promises to pay on demand all out-of-pocket costs of and expenses of Payee in connection with the collection of amounts due hereunder, including, without limitation, attorneys' fees and expenses incurred in connection therewith, whether or not any lawsuit is ever filed with respect thereto.

     (vi) Miscellaneous.
          -------------

                  (a) Waiver. Maker waives diligence, presentment, protest and demand and also notice of protest, demand, dishonor and nonpayment of this Note. No extension of time for the payment of this Note shall affect the original liability under this Note of Maker. The pleading of any statute of limitations as a defense to any demand against Maker is expressly waived by Maker to the full extend permitted by law.

                  (b) Setoff. The obligation to pay Payee shall be absolute and unconditional and the rights of Payee shall not be subject to any defense, setoff, counterclaim or recoupment or by reason of any indebtedness or liability at any time owing by Payee to Maker.

                  (c) Payment Notice. This Note is subject to Section 2966 of the California Civil Code, which provides that the Payee of this Note shall give written notice to Maker,to Maker, or Maker's successor in interest, of prescribed information at least ninety (90) days and not more than one hundred fifty (150) days before any balloon payment is due.

                  (d) Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of California. This Note has been delivered to Payee and accepted by Payee in the State of California. If there is a lawsuit on this Note, Maker shall submit, at Payee's request, to the jurisdiction of the courts of Santa Clara County, California.

                  (e) Successors and Assigns. This Note shall inure to the benefit of Payee and its successors and assigns. The obligations of Maker hereunder shall not be assignable.

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Note as of the date first above written.



                                            MAKER


                                            -----------------
                                            Thomas R. Mason


                                            -----------------
                                            Debra J. Mason